UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                               NOVEMBER 23, 1994
                       (Date of Earliest Event Reported)



                       TOWN & COUNTRY CORPORATION
                       --------------------------
               (Exact name of Registrant as specified in its charter)




                        Commission File Number: 0-14394
                                                -------


               MASSACHUSETTS                            04-2384321
               ---------------------------------------------------
               (State or other jurisdiction        (I.R.S. Employer
                of incorporation or                 Identification
                organization)                       Number)



               25 UNION STREET, CHELSEA, MASSACHUSETTS        02150
               ----------------------------------------------------
               (Address of principal executive offices)   (Zip Code)


        Registrant's telephone number, including area code:  (617) 884-8500




             The  Exhibit  Index  appears  on page 4.  There are 5
                   pages in this Report, including exhibits.

Item 5.  Other Events


On November 23, 1994, Town & Country Corporation (the "Company") completed a private placement of 2,406,038 shares of the Company's convertible preferred stock, $1.00 par value per share, to certain holders of the Company's exchangeable preferred stock, $1.00 par value per share (the "Exchangeable Preferred"). In connection with the private placement, approximately 95% of the outstanding shares of Exchangeable Preferred were exchanged for shares of common stock of Little Switzerland, Inc. On November 28, 1994, the Company issued a press release with respect to the closing of this transaction. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

                                                                  Page *
                                                                 -------
      (a)   Financial Statements of Business Acquired     Not Applicable


      (b)   Pro Forma Financial Information               Not Applicable


      (c)   Exhibits

            99.1 Press release dated November 28, 1994            5








- - - ---------------
* In sequentially numbered copy.

                                   SIGNATURES
                                   ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TOWN & COUNTRY CORPORATION
                                                                    (Registrant)





Date:  November 30, 1994              /s/  Francis X. Correra
       -----------------                   ------------------
                                            Francis X. Correra
                                            Senior Vice President and
                                            Chief Financial Officer

                             EXHIBIT INDEX
                             -------------
    Exhibit                                                         Page *
                                                                    ------
    99.1          Press release dated November 28, 1994               5

















- - - ---------------
* In sequentially numbered copy.

                                                                  EXHIBIT 99.1
                                                                  ------------



                      TOWN & COUNTRY ANNOUNCES COMPLETION
                      -----------------------------------
                              OF PRIVATE PLACEMENT
                              --------------------


CHELSEA, Massachusetts, November 28, 1994 -- On November 23,
1994, Town & Country Corporation (AMEX:TNC) completed a private placement of 2,406,038 shares of Convertible Preferred Stock to certain holders of the Company's Exchangeable Preferred Stock. As previously announced, the shares of Convertible Preferred Stock were issued to induce such holders to exercise their right to exchange their shares of Exchangeable Preferred Stock for shares of Common Stock of Little Switzerland, Inc.


Town & Country Corporation is an international manufacturer of fine jewelry with facilities in Massachusetts, New York, Texas, Hong Kong, and Bangkok, Thailand. Town & Country has approximately 2,500 employees worldwide, about 1,500 of which are located in Massachusetts at the Company's headquarters in Chelsea and at its Balfour subsidiary in Attleboro.

                                      XXX